UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 9, 2007
CARIBOU COFFEE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation	000-51535 (Commission File Number)	41-1731219 (I.R.S. Employer Identification No.)

3900 Lakebreeze Avenue,
North, Brooklyn Center, MN		55429
(Address of principal
executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 763-592-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On January 9, 2007, Caribou Coffee Company, Inc. (the “Company”) will deliver a presentation at the Cowen & Co. 5th Annual Consumer Conference in New York, New York. A copy of the slides that will be used in the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
99.1	Presentation; Cowen & Co. 5th Annual Consumer Conference; January 9, 2007

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, hereunto duly authorized.
Date: January 9, 2007

CARIBOU COFFEE COMPANY, INC.
By:	/s/ George E. Mileusnic
George E. Mileusnic
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Presentation; Cowen & Co. 5th Annual Consumer Conference; January 9, 2007